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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 10, 2005
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                        1838 BOND-DEBENTURE TRADING FUND
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             (Exact name of registrant as specified in its charter)

         DELAWARE                   811-02201                  231745238
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(State or other jurisdiction       (Commission               (IRS Employer
    of incorporation)              File Number)           Identification No.)

2701 Renaissance Boulevard, 4th Floor, King of Prussia, PA       19406
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      (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code 1-800-232-1838
                                                   --------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 8-OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

Please see attached Press Release for information regarding the announcement of the Board of Directors of 1838 Bond-Debenture Trading Fund (the "Fund") that the Board has appointed MBIA Capital Management Corp. as investment adviser to the Fund and approved an interim investment advisory agreement with MBIA Capital Management Corp. in connection with the resignation of 1838 Investment Advisors, LP as the Fund's investment adviser. In addition, the Fund has postponed its annual meeting of shareholders scheduled for June 13, 2005 in order to present a new investment advisory contract between the Fund and MBIA Capital Management Corp. to shareholders of the Fund for their approval. A copy of the press release issued by the Fund on June 10, 2005 is attached hereto as Exhibit 99.1.

SECTION 9-FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibit 99.1   Press release dated June 10, 2005.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                              1838 BOND-DEBENTURE TRADING FUND

Date: June 10, 2005
                                              /s/ Daniel N. Mullen
                                              --------------------------------
                                              Daniel N. Mullen, Secretary

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                                  Exhibit Index

Exhibit
Number
-------

 99.1 Press release dated June 10, 2005 announcing the appointment of MBIA Capital Management Corp. as investment adviser to the Fund and the postponement of its annual meeting of shareholders in connection with the resignation of 1838 Investment Advisors, LP as investment adviser to the Fund.